UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 12, 2011

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     Entry into a Material Definitive Agreement.

On January  12, 2011, Affiliated Managers Group, Inc. (the “Company”) entered into a Fourth Amended and Restated Credit Agreement with Bank of America, N.A., as administrative agent, and the several lenders from time to time parties thereto (the “New Credit Facility”). The New Credit Facility replaces the Company’s previous $770 million revolving facility and allows the Company to borrow up to $750 million on an unsecured revolving credit basis at specified rates of interest that vary depending on the Company’s credit rating. Subject to the agreement of lenders to provide incremental commitments and subject to certain requirements in the New Credit Facility, the Company has the option to increase the facility by up to an additional $150 million.

While the New Credit Facility is unsecured, all obligations under the New Credit Facility are guaranteed by certain of the Company’s wholly-owned domestic subsidiaries in accordance with the terms of the New Credit Facility.

The New Credit Facility contains financial covenants with respect to leverage and interest coverage, and also contains customary affirmative and negative covenants, including limitations on indebtedness, liens, cash dividends, asset dispositions, and fundamental corporate changes, and certain customary events of default.

The description of the New Credit Facility above is a summary only, and is qualified in its entirety by reference to the full text of the New Credit Facility which is attached to this Current Report on Form 8-K as Exhibit 10.1.

ITEM 9.01               Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

10.1

Fourth Amended and Restated Credit Agreement dated as of January 12, 2011 among Affiliated Managers Group, Inc., the several banks and other financial institutions from time to time party thereto as lenders and Bank of America N.A. as Administrative Agent, and the exhibits and schedules thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: January 13, 2011
	By:	/s/ John Kingston, III
		Name:	John Kingston, III
		Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Fourth Amended and Restated Credit Agreement dated as of January 12, 2011 among Affiliated Managers Group, Inc., the several banks and other financial institutions from time to time party thereto as lenders and Bank of America N.A. as Administrative Agent, and the exhibits and schedules thereto